**AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE
ISSUED ON JUNE 6, 2018**

THIS AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON June 6, 2018 (the "Amendment") is made effective as of June 25, 2018 (the "Effective Date"), by and between Canbiola, Inc., a Florida corporation (the "Company"), and Auctus Fund, LLC, a Delaware limited liability company (the "Holder") (collectively the "Parties").

BACKGROUND

A. The Company and Holder are the parties to that certain convertible promissory note originally issued by the Company to the Holder on June 6, 2018, in the original principal amount of $114,000.00 (the "Note"); and

B. The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. The first sentence of Section 1.2 of the Note shall be replaced with the following:

"Subject to the adjustments described herein, the conversion price (the "Conversion Price") shall equal the Variable Conversion Price (as defined herein) (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower's securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events)."

2. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby, all of the provisions of the Note, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Canbiola, Inc.

By: ______________________

Name: Marco Alfonsi

Title: Chief Executive Officer

Auctus Fund, LLC

DocuSigned by:

By: ______________________

1A03B96FC18C415

Name: Lou Posner

Title: Managing Director